SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to §240.14a-12

LifeLock, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

On November 21, 2016, LifeLock, Inc. made the following statement on linkedin.com:

We’ve entered into an agreement for Symantec, a global leader in cybersecurity and the parent company of Norton, to acquire LifeLock. Learn more here.

A New Chapter for LifeLock

Published on November 21, 2016

Hilary Schneider

CEO at LifeLock

Every day, more than 4.4 million members depend on the employees of LifeLock to help protect them from identity theft. Our members also count on us to help restore their good names when victimized by identity thieves.

Now, we’re prepared to take our products and services to the next level. We’ve entered into an agreement for Symantec, a global leader in cybersecurity and the parent company of Norton, to acquire LifeLock. The deal is subject to regulatory and shareholder approval, of course. But once completed, our two companies, together, will be able to do more for those who depend on us.

For our members and customers, rest assured we’re here for you—just like we have been for more than a decade. You won’t see any immediate changes in the products and services that you depend on to help protect your identity and, when victimized by identity theft, restore your good name.

The combination of Norton and LifeLock will create a one single solution for comprehensive protection services, which is critical in our increasingly digital world. It will also enable innovation that wasn’t possible before. You, as our members and customers, will be in very good hands with Symantec. We look forward to sharing more information in the weeks ahead about what you can expect.

It’s rare to find two companies that share not only a passion for customer experience, innovation and growth, but also a strong commitment to values, mission and employees. Symantec’s decision to acquire LifeLock is a testament to the great strides we’ve made in building a premium brand with great products, services and experiences.

I can’t say enough good things about the employees of LifeLock, who’ve helped build this industry-leading and innovative company since its founding in 2005. Beyond the hard work they do every day to deliver the best for our members and customers, they volunteer in their communities and always strive to do the right thing. To them I say thank you—for their ongoing dedication and commitment, which will be just as important as we continue our work.

I look forward to this exciting new chapter for LifeLock, enabling us to do even more to help protect our members and customers.

Posted by LifeLock President & CEO Hilary Schneider

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Symantec Corporation (together with its consolidated subsidiaries, “Symantec”) and LifeLock, Inc. (the “Company” or “LifeLock”), including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against the Company, its officers or directors related to the merger agreement or the transaction, (viii) the possibility that competing offers or acquisition proposals for the Company will be made; (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction; (x) risks related to the equity and debt financing and related guarantee arrangements entered into in connection with the proposed transaction; and (xi) the ability of Symantec to implement its plans, forecasts, and other expectations with respect to the Company’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, LifeLock, Inc. (“LifeLock”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, LifeLock will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF LIFELOCK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT LIFELOCK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LIFELOCK AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by LifeLock with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at LifeLock’s website (http://investor.lifelock.com) or by writing to LifeLock, Inc., Investor Relations, 60 East Rio Salado Parkway, Suite 400, Tempe, AZ 85281.

LifeLock and its directors and executive officers are participants in the solicitation of proxies from LifeLock’s stockholders with respect to the transaction. Information about LifeLock’s directors and executive officers and their ownership of LifeLock’s common stock is set forth in LifeLock’s proxy statement on Schedule 14A filed with the SEC on March 24, 2016. To the extent that holdings of LifeLock’s securities have changed since the amounts printed in LifeLock’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.